EXHIBIT 10.(c)

                          REGISTRATION RIGHTS AGREEMENT

                  Registration Rights Agreement dated as of October 21, 1998 (the "Effective Date") between Guardian International, Inc., a Nevada corporation (the "Company"), and Westar Security, Inc., a Kansas corporation (the "Stockholder").

                                                      RECITALS

         1. The Company has sold to the Stockholder 16,397 shares of Series C 7.00% Redeemable Cumulative Preferred Stock (the "Redeemable Preferred Stock"), par value $.001 per share, of the Company, and 10,000 shares of Series D 6.00% Convertible Cumulative Preferred Stock (the "Convertible Preferred Stock"), par value $.001 per share, of the Company.

         2. The Company may, under certain circumstances more fully described in the Series C Preferred Stock Certificate of Designations to the Articles of Incorporation of the Company (the "Articles") of even date herewith, issue shares (the "Dividend Common Shares") of its Class A Voting Common Stock (the "Common Stock"), par value $.001 per share, in lieu of quarterly cash dividends as dividends on the Redeemable Preferred Stock.

         3. The Convertible Preferred Stock is convertible at the rate of
333.3333 shares of Common Stock for each share of Convertible Preferred Stock pursuant to the terms and conditions of the Series D Preferred Stock Certificate of Designations to the Articles of even date herewith defining the rights and preferences of the Convertible Preferred Stock.

         4. In this Agreement, the Dividend Common Shares and the shares Common Stock issuable by the Company upon conversion of the Convertible Preferred Stock, together with any stock dividends, distributions, or splits or any shares of Common Stock issued or issuable in connection with any reclassification, recapitalization, merger or consolidation or reorganization ("Adjustments"), shall be collectively referred to as the "Shares."

                                    AGREEMENT

         1.       REGISTRATION RIGHTS.

         (a) INCIDENTAL RIGHTS. If at any time or from time to time the Company proposes to file with the Securities and Exchange Commission (the "Commission") a registration statement (other than a registration statement on Form S-8 covering solely an employee benefit plan or a registration statement on Form S-3 covering solely offers pursuant to a dividend or interest reinvestment plan) for the registration under the Securities Act of 1933, as amended (the "Securities Act") of any shares of Common Stock for sale to the public by the Company or on behalf of a stockholder of the Company for cash (excluding shares of Common Stock issuable by the Company upon the exercise of employee stock options or in connection with the merger or consolidation of the Company with one or more other corporations), the Company shall give the Stockholder and Heller Financial, Inc.


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("Heller") so long as Heller has Heller Registration Rights (as later defined), at least 30 days' prior written notice of the filing of the proposed registration statement. The notice shall include a list of the states and foreign jurisdictions, if any, in which the Company intends to qualify such shares, the number of shares so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such shares, any proposed managing underwriter or underwriters, and a good faith estimate by the Company or managing underwriter of the maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon written request of the Stockholder (and Heller, if applicable) received by the Company within 15 days after the date of the Company's delivery of its notice of intention, the Company shall, subject to the conditions and in accordance with the procedures set forth in Sections 1(c) and 1(d), and at its own expense as provided in Section 3, include in the coverage of such registration statement and qualify for sale under the blue sky or securities laws of the various states, the aggregate number of Shares proposed to be registered (the "Registrable Shares").

                  Notwithstanding any other provision in this Section 1(a), if in connection with an underwritten offering the managing underwriter (which shall be a nationally recognized independent investment banking firm or such firm as the parties shall mutually agree) for the Company indicates its reasonable belief in writing that the effect of including all or part of the Registrable Shares in such underwritten offering will materially and adversely affect the sale of the Registrable Shares (which statement of the managing underwriter shall also state the maximum number of shares (the "Maximum Shares"), if any, which can be sold without materially adversely affecting the sale of the Registrable Shares), then the number of Registrable Shares to be included in the offering shall be reduced to the Maximum Shares and such Maximum Shares shall be allocated (i) first, to the Company or other party at whose request the registration statement is being filed; and (ii) second, between the Stockholder and Heller, in proportion, as nearly as practicable, as such Person's Registrable Shares bears to the aggregate number of Registrable Shares.

                  If the managing underwriter has not limited the number of Shares to be underwritten, the Company and other holders of the Company's securities, in addition to Heller, may include securities for its (or their) own account in such registration if (i) the managing underwriter so agrees and (ii) the number of shares which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  No registration statement effected under this Section 1(a) shall release the Company of its obligations to file registration statements on behalf of the Stockholder under Section 1(b).

                  Notwithstanding any request for inclusion in any registration statement under this Section 1(a), the Stockholder may elect to reduce or withdraw its request for inclusion of its Shares at any time prior to execution of the underwriting agreement with respect thereto by the Stockholder.

                  The Company shall have the right to select all underwriters, including the managing underwriter, of all public offerings of shares of Common Stock subject to the provisions of this Section 1(a), unless such registration statement is being filed pursuant to registration of a third party, in which case the agreement governing such registration statement shall govern the selection of underwriters. The Stockholder shall enter into (together with the Company and any other holder including shares in such registration statement) an underwriting agreement with the underwriter or underwriters, provided that such underwriting agreement is in a customary form and is reasonably


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acceptable to the Stockholder. Nothing in this Section 1(a) shall create any liability on the part of the Company to the Stockholder if the Company for any reason decides not to file such a registration statement.

         (b) MANDATORY RIGHTS. Upon written request by the Stockholder, the Company shall, subject to the conditions, and in accordance with the procedures, set forth in this Section 1(b) and Sections 1 (c) and 1(d), file a registration statement, including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act (a "Shelf Registration") if so requested by the Stockholder, (and use its best efforts to cause such registration statement to become effective) and use its best efforts to qualify Shares owned by the Stockholder for sale under the blue sky or securities laws of such states as may be reasonably requested by the Stockholder. The request for registration pursuant to this Section 1(b) shall specify the number of Shares to be registered. The Stockholder shall have the right to select the underwriters and managers to administer the offering, subject to approval of the Company, which approval may not be unreasonably withheld. The Company shall enter into (together with the Stockholder) an underwriting agreement with the underwriter or underwriters, provided that such underwriting agreement is in a customary form and is reasonably acceptable to the Company and the Stockholder.

                  The Company shall be permitted to delay the filing of any registration statement requested pursuant to this Section 1(b) or to delay its effectiveness for a reasonable period of time (in no event to exceed 45 days) if, in the good faith and reasonable judgment of the Board of Directors of the Company, such registration would have a material adverse effect on pending financing transactions, corporate reorganizations or other material events involving the Company, or if the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested would require disclosure of material confidential information which would materially and adversely affect the business or prospects of the Company. Notwithstanding anything herein to the contrary, the Company shall not exercise its right to delay the effectiveness of a registration statement more than twice in any twelve (12) month period. Once the cause of such delay is eliminated, the Company shall promptly notify the Stockholder, and as soon as the Stockholder notifies the Company to proceed, the Company shall file a registration statement and use its best efforts to cause such sale to be registered under the Securities Act and qualified under the securities laws of such states as may be reasonably requested by the Stockholder, all as provided above.

                  Notwithstanding any other provision in this Section 1(b), if the managing underwriter indicates its reasonable belief in writing that the effect of including all or part of the securities requested to be registered by the Stockholder, together with the number of shares to be registered on behalf of Heller or the Company, if any, in the coverage of such registration statement will materially and adversely affect the sale of such Registrable Shares (which statement of the managing underwriter shall also state the number of Maximum Shares, if any), then the number of Registrable Shares shall be reduced to the number of Maximum Shares and such Maximum Shares shall be allocated (i) first, to the Stockholder and (ii) second, between the Company, any other holders including shares in the Registration Statement and Heller, in proportion, as nearly as practicable, as such Person's Registrable Shares bears to the aggregate number of Registrable Shares.

                  If the managing underwriter has not limited the number of Shares to be underwritten, the Company and other holders of the Company's securities, in addition to Heller, may include


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

securities for its (or their) own account in such registration if (i) the managing underwriter so agrees, (ii) the number of shares which would otherwise have been included in such registration and underwriting will not thereby be limited and (iii) such other securities are then registrable on Form S-3.

                  The Stockholder shall be entitled to request one registration during each 12-month period (each, a "Demand Period") pursuant to this Section 1(b). The Company may fulfill a demand by filing a post-effective amendment to an effective Shelf Registration. The first such Demand Period shall commence on the Effective Date of this Agreement and the last such Demand Period shall terminate upon termination of this Agreement in accordance with Section 6. An unexercised demand expires at the expiration of the Demand Period during which it was exercisable, and any such unexercised demand may not be exercised during subsequent Demand Periods. The Company shall be obligated to maintain the effectiveness of each such registration statement until the earlier of (i) the sale of all shares registered pursuant thereto or (ii) the date that is two years after the date on which the registration statement is declared effective. The Company shall not be required by this Section 1(b) to effect a registration of Shares unless the aggregate number of the Shares requested to be registered exceeds 500,000 Shares as adjusted for any Adjustments.

                  The Stockholder may withdraw a request under this Section 1(b) in circumstances where the Company is in material breach of its obligations hereunder and has not cured such breach after notice thereof and a reasonable opportunity to do so, or the withdrawal occurs in connection with a delay by the Company or inability of Stockholder to include all of its Shares requested by Stockholder to be so registered or the failure of any requested registration to become or remain effective as provided herein. Any request so withdrawn prior to such registration statement being declared effective shall not constitute a request for determining the number of requests to which Stockholder is entitled.

         (c) CERTAIN REGISTRATION CONDITIONS. The Company shall not be required to effect a registration of any Shares of the Stockholder pursuant to Section 1(a) or 1(b), or file any post-effective amendment thereto:

                  (i) unless the Stockholder agrees (A) that it has a present intention to sell (other than in connection with a Shelf Registration) its Shares so requested, (B) to sell and distribute a portion or all of its Shares in accordance with the plan or plans of distribution adopted by and through underwriters, if any, acting for the Company with respect to any request under
Section 1(a), and (C) to bear a pro rata share of underwriter's discounts and commissions;

                  (ii) if, in the case of a request for registration of an underwritten offering under the provisions of Section 1(b), (A) a registration statement requested by the Stockholder with respect to an underwritten offering covering Common Stock became effective in the same calendar quarter in which such request was made, (B) the Company in good faith anticipates filing a registration statement for an offering of Common Stock for the Company's account within 30 days after such demand date and has not abandoned such proposed offering; or (C) the Company has received a request for a demand registration from the holders of other registration rights pursuant to which the Company is effecting a registration of Common Stock within 30 days of the date of the Stockholder's request;

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

                  (iii) unless the Company has received from the Stockholder all such information the Company reasonably requests from the Stockholder concerning the Stockholder and its intended method of distribution of the Shares necessary in the opinion of outside counsel to enable the Company to include in the registration statement all material facts required to be disclosed therein; or

                  (iv) if the particular Shares for which registration has been requested have been distributed to the public pursuant to an offering registered under the Securities Act, sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), or repurchased by the Company or any affiliate thereof.

         (d) COVENANTS AND PROCEDURES. If and whenever the Company is required hereunder to effect the registration of Shares under the Securities Act, the Company, at its expense as provided in Section 3 hereof and as expeditiously as possible, shall:

                  (i) In accordance with the Securities Act and all applicable rules and regulations, promptly, and in any event within 45 days after the request, prepare and file with the Commission a registration statement covering the Shares requested to be registered and use its best efforts to cause such registration statement to become and remain effective. The Company will file such post-effective amendments to such registration statement (and use its best efforts to cause them to become effective) and such supplements as are necessary so that current prospectuses are at all times available until the earlier of the completion of the distribution of all shares under the registration statement or two (2) years after the effective date of the registration statement; PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Stockholder, and the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least seven (7) days prior to such filing, which documents will be subject to the reasonable review of the Stockholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, and their respective agents and representatives and (A) the Company will not include in any registration statement information concerning or relating to the Stockholder to which the Stockholder shall reasonably object in writing (unless in the reasonable opinion of outside counsel the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Company may be subject), and (B) the Company will not file any registration statement pursuant to Section 1(b) or amendment thereto or any prospectus or any supplement thereto to which the Stockholder and managing underwriter shall reasonably object in writing;

                  If the offering is to be underwritten, in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering, the Stockholder and the Company;

                  (A) Deliver to the Stockholder, the sales or placement agent or agents, if any, and the managing underwriter or underwriters, if any, ("Underwriter or Underwriters") as promptly as practicable as many copies of preliminary prospectuses as the Stockholder reasonably requests, and the Stockholder shall keep, or cause to be kept, a written record of the distribution of such preliminary prospectuses and shall refrain from delivery of such preliminary prospectuses in any


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

manner or under any circumstances which would violate the Securities Act or the securities laws of any other jurisdiction, including the various states of the United States,

                  (B) Deliver to the Stockholder and the Underwriters as soon as practicable after the effective date of the registration statement, and from time to time thereafter as many copies of the prospectuses required to be delivered in connection with the sale of Shares registered under the registration statement as the Stockholder or Underwriters reasonably request,

                  (C) In case of the happening, after the effective date of such registration statement, of any event or occurrence which is required or may be advisable, in the judgment of the Company, the Stockholder, any Underwriter and their counsel to be set forth in an amendment of or supplement to such prospectus to make any statements therein not misleading, give the Stockholder and Underwriters written notice thereof and prepare and furnish to the Stockholder and Underwriters in such quantities as it may reasonably request, copies of such amended prospectus or of such supplement to be attached to the prospectus in order that the prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and to comply with the Securities Act, and

                  (D) Deliver to the Company and the Underwriters upon reasonable request copies of any documents incorporated into any such registration statement, prospectus, amendment or supplement.

                  (ii) On or prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify, and cooperate with the Stockholder, the Underwriter or Underwriters, if any, and their counsel, in connection with the registration or qualification of the Shares covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the Stockholder or Underwriter reasonably requests, to use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Shares covered by the applicable registration statement; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.

                  (iii) Use its best efforts to cause all of the Shares included in such registration statement to be listed, by the date of the first sale of such Common Stock pursuant to such registration statement, on each securities exchange on which the Common Stock of the Company is then listed or proposed to be listed, if any.

                  (iv) Make generally available to the Stockholder and any underwriter participating in the offering conducted pursuant to the registration statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period, which requirement will be deemed to be satisfied if the Company timely files complete and


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accurate information on annual and period reports, including on Forms 10-QSB,
10-KSB, and (if needed) 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and otherwise complies with Rule 158 under the Securities Act.

                  (v) Cooperate with the Stockholder and the Underwriter or Underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Shares to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the Underwriter or Underwriters, if any, or the Stockholder requests, subject to the obligation to return any certificates representing securities not sold.

                  (vi) Use its best efforts to cause the Shares covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the Stockholder or the Underwriter or Underwriters, if any, to consummate the disposition of such Shares.

                  (vii) Make available for inspection by the Stockholder and each underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Stockholder or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and independent public accountants to supply all information reasonably requested by any such Inspector in connection with such registration statement, in each case to the extent necessary to enable the Stockholder and any underwriter to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act.

                  (viii) Obtain a "cold comfort" letter from the Company's independent public accountants and an opinion of counsel for the Company, each in customary form and covering such matters of the type customarily covered by cold comfort letters and opinions of counsel in connection with public offerings of securities, as the Stockholder or underwriters may reasonably request.

                  (ix) If requested by the Stockholder, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as the Stockholder reasonably specifies should be included therein, including, without limitation, information relating to the planned distribution of Shares, the number of Shares being sold by the Stockholder, the name and description of the Stockholder, the offering price of such Shares and any discount, commission or other compensation payable in respect of the Shares being sold, the purchase price being paid therefor to the Stockholder and information with respect to any other terms of the offering of the Shares to be sold in such offering, except to the extent that the Company is advised in a written opinion of outside counsel that the inclusion of such information is reasonably likely to violate applicable securities laws; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment.

                  (x) If requested by the Stockholder, use reasonable efforts to participate in and assist with a "road show" any other customary marketing efforts in connection with the sale of the


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Shares pursuant to such registration statement, at such times and in such manner as the Company and the Stockholder mutually may determine.

                  (xi) Promptly notify the Stockholder and underwriters, after becoming aware thereof, when the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, of

                           (A) any request by the Commission for amendments or
supplements to the registration statement or the related prospectus or for additional information,

                           (B) the issuance by the Commission of any stop order
suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,

                           (C) the receipt by the Company of any notification
with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or

                           (D) the happening of any event which makes any
statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement or a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading.

                  (xii) In the case of a Block Trade (defined below):

                           (A) obtain an opinion of counsel addressed to the
Stockholder and the other party to the "block trade" covering matters that are no more extensive in scope than would be customarily covered in opinions obtained in secondary underwritten offerings by issuers with similar market capitalization and reporting and financial histories;

                           (B) obtain a "cold comfort" letter from the
independent public accountants of the Company covering matters that are no more extensive in scope than would be customarily covered in "cold comfort" letters and updates obtained in secondary underwritten offerings by issuers with similar market capitalization and reporting and financial histories, provided that the letter described in this clause (B) shall only be required to the extent such letters are being issued in respect of non-underwritten secondary offerings under then prevailing accounting practices; and

                           (C) deliver a certificate of a senior executive
officer of the Company to cover matters no more extensive in scope than those matters customarily covered in underwritten offerings by issuers with similar market capitalization and reporting and financial histories.

                           (D) "Block Trade" shall mean the disposition, in
connection with a Shelf Registration, at a single time in a single transaction, including through one or more placement


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agents, by the Stockholder, of any or all of the Registrable Shares to one or
more Institutional Investors.

                           (E) "Institutional Investor" shall mean any insurance
company, pension fund, mutual fund, investment company, commercial bank, savings bank, savings and loan association, investment banking company, trust company or any finance or credit company, or any portfolio or investment fund managed by any of the foregoing.

                  (xiii) If any person becomes a holder of shares that were included in a Shelf Registration statement subsequent to the time that the Shelf Registration statement became effective, add such holder to the Shelf Registration statement, on a timely basis, through a post-effective amendment or a supplement to the Prospectus, as shall be necessary in accordance with the rules of the Commission under the Securities Act to include such holder as a selling stockholder in a distribution under the Shelf Registration statement.

         (e) HELLER REGISTRATION RIGHTS. The Stockholder acknowledges that Heller has certain incidental registration rights with respect to equity securities of the Company owned by it pursuant to that certain Agreement dated August 15, 1996 between Heller and the Company (the "Heller Registration Rights"). Accordingly, the Stockholder acknowledges that pursuant to the Heller Registration Rights, Heller has the right to participate in any registration effected pursuant to Section 1.

         (f)      COMPANY COVENANTS.

                  (i) The Company covenants to and with the Stockholder that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act and the rules and regulations adopted by the Commission thereunder) and shall take such further action as the Stockholder may reasonably request, all to the extent required from time to time to enable the Stockholder to sell Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Stockholder, the Company shall deliver to the Stockholder a written statement as to whether it has complied with such requirements.

                  (ii) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act and is exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company agrees, upon the request of the Stockholder seeking to transfer Shares in conformity with Rule 144A under the Securities Act, to furnish to the Stockholder or prospective purchasers of the Shares from the Stockholder the information required by Rule 144A(d)(4)(i) under the Securities Act in the manner and at the times contemplated by such Rule.

                  (iii) The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act.

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

                  (iv) The Company will avoid taking any action which would cause the Common Stock to cease to be eligible for inclusion on the National Quotation Bureau's National Daily Quotation Price Sheets.

         2.       INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. If Shares are registered under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Stockholder and each underwriter of such Shares and their respective officers and directors and each other person, if any, who controls the Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, actions (actual or threatened), liabilities, costs and expenses (including legal fees and costs of court), joint or several, to which the Stockholder or such underwriter, director, officer, or controlling person may become subject under the Securities Act or otherwise, if and to the extent that such losses, claims, damages, costs, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Stockholder, each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; PROVIDED, HOWEVER, that the Company shall not be liable to the Stockholder or its underwriters or controlling persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or final prospectus or such amendment or supplement in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by the Stockholder or such underwriter specifically for use in the preparation thereof.

         (b) INDEMNIFICATION BY THE STOCKHOLDER. In connection with any registration statement in which the Stockholder is participating, the Stockholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement and all persons who control the Company within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, to the extent, but only to the extent, such statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by the Stockholder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto, and provided that the obligations of the Stockholder in connection with such loss, claim, damage or liability, including all other payments made by Stockholder to parties other than the Company, shall be limited to the amount of proceeds received by Stockholder in the offering giving rise to the indemnification claim.

         (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs


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of this Section 2, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to the indemnified party unless such indemnifying party is incurably prejudiced by such omission. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof, unless (i) in the reasonable opinion of counsel for the indemnified party, a conflict or potential conflict of interest exists between the indemnified party and indemnifying party, (ii) the indemnified party reasonably objects to such assumption on the basis that there may be defenses available to it which are different from or in addition to the defenses available to the indemnifying party, (iii) the indemnifying party has failed to timely assume the defense of any such action or proceeding or (iv) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action in the sole discretion of the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who elects not to assume the defense of an action or where a potential conflict of interest or other defenses may be available, shall not be obligated to pay the fees and expenses of more than one national counsel and any local counsel where appropriate for all parties indemnified by such indemnifying party with respect to such action, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action. Costs and expenses incurred by the indemnified party shall be reimbursed, from time to time, by the Company as and when bills are received or expenses are incurred.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 2 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, provided, that the obligations of Stockholder pursuant to this subsection (d) shall be limited to the amount of proceeds received by Stockholder in the offering giving rise to the contribution claim including all other payments made by Stockholder to parties other than the Company. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include all legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

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

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. EXPENSES. All expenses incurred by the Company and the Stockholder in connection with any registration statement covering Shares offered by the Stockholder, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel (including the reasonable fees and disbursements of one counsel for the Stockholder) and of the independent certified public accountants, and the expense of qualifying such Shares under state blue sky laws (including reasonable fees and disbursements of counsel in connection with such qualification), messenger, telephone and delivery expenses, fees and expenses of counsel for the underwriters, costs of preparation, printing, distribution and reproduction of the registration statement, each prospectus, and each amendment and supplement thereto, the cost and charges of any transfer agent and registrar and the premiums and other costs of insurance against liability arising out of such offering, if any, shall be borne by the Company; PROVIDED, HOWEVER, that the Stockholder shall bear its pro rata share of (a) underwriter's discounts and commissions and (b) any transfer taxes related to the sale of Shares. To the extent any such expenses are incurred or paid by the Stockholder, any sales or placement agent or underwriter, if any, thereof, the Company shall reimburse such person for the full amount thereof promptly after a request therefor.

         4.  DISPOSITIONS DURING REGISTRATION.

         (a) RESTRICTIONS ON SALES BY THE STOCKHOLDER. The Stockholder shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible or exchangeable or exercisable for such securities, during the fifteen days prior to and the 90-day period beginning on the effective date of any underwritten demand registration or underwritten incidental registration (or such longer period as the Stockholder may agree with the underwriter), except to the extent securities held by Stockholder are included in such effective registration statement. The Stockholder agrees to comply with the foregoing requirements even if its Shares are not being included in such registration.

         (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company shall not effect any public or non-public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for any such securities or similar securities, during the 15-day period prior to, and during the 90-day period beginning on, the effective date of any registration statement in which the Stockholder is participating or the commencement of a public distribution of Shares pursuant to any such registration statement, except to the extent securities offered by the Company are included in such effective registration statement (except (i) as part of such registration or pursuant to registrations on Forms S-4 or S-8 or any similar or successor form, or on any form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or (ii) for sales or other issuances of securities pursuant to outstanding options, warrants, rights or similar obligations).

         5. TRANSFER OF RIGHTS. No registration rights and benefits set forth in this Agreement, including indemnification by the Company, shall be transferable by the Stockholder in connection with the transfer of Shares except to an "affiliate" as defined in Rule 405 of the Securities Act or any director or officer of such affiliate or any person who controls such affiliate within the meaning of the Securities Act, or to any party pursuant to a Block Trade. In case of any partial assignment to more than one affiliate or Block Trade party, the affiliates or Block Trade parties who have the rights and benefits of the "Stockholder" under this Agreement shall not, as a group, have the right to any greater number of registrations than provided herein as if no such assignment occurred.

         6. TERM. The obligations of the Company to register Shares hereunder shall terminate on the fifth anniversary of the date of this Agreement with respect to the registration of Shares not otherwise demanded or effected by such date; provided, however, that this Agreement shall only terminate at the end of such period if all Shares held by the Stockholder or any of its assigns hereunder, shall be freely and publicly tradable without an effective registration statement. Section 2 shall survive the termination of this Agreement.

         7. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or sent by first class registered or certified mail (return receipt requested), postage prepaid, to the respective addresses of the Company and the Stockholders set forth below, unless subsequently changed by written notice. Any notice shall be deemed to be effective when it is received.

                To the Stockholder:  Westar Security, Inc.
                                     6225 N. State Hwy 161, Ste. 400
                                     Irving, Texas 75038
                                     Attention: Chief Financial Officer
                                     Phone: 972-916-6044
                                     Fax: 972-916-6698

                                     With a copy to:

                                     Renee T. Kingsley, Esq.
                                     Protection One, Inc.
                                     6225 N. State Hwy 161, Ste. 400
                                     Irving, Texas 75038
                                     Phone: 972-916-6142
                                     Fax: 972-916-6699

                To the Company:      Guardian International, Inc.
                                     3880 North 28th Terrace
                                     Hollywood, Florida 33020-1118
                                     Attention: Richard Ginsburg, President
                                     Phone:  954-926-5200
                                     Fax:  954-926-1822

                                     With a copy to:

                                     Harvey Goldman, Esq.
                                     Steel Hector & Davis LLP
                                     200 South Biscayne Boulevard
                                     41st Floor
                                     Miami, FL  33131-2398
                                     Phone:  305-577-7011

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREUNDER.

         9. AMENDMENTS. This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

         10. COUNTERPARTS. This Agreement may be executed in multiple original counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

         11. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. In the event any provision of this Agreement shall be held invalid, the parties agree to enter into such further agreements as may be necessary in order to carry out the intent and purposes of the parties herein.

         12. TERMINATION OF REGISTRATION RIGHTS AGREEMENT. The parties hereto agree that the Registration Rights Agreement dated as of October 21, 1997, as amended by the Amendment to Registration Rights Agreement dated as of February 23, 1998, by and between the Company and the predecessor in interest to the Stockholder is hereby terminated and of no further force and effect as of the Effective Date and that no party thereto shall have any rights or obligations thereunder.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                  GUARDIAN INTERNATIONAL, INC.

                                  By:/s/ Richard Ginsburg
                                     --------------------------------------
                                     Richard Ginsburg
                                     President and Chief Executive Officer

                                  WESTAR SECURITY, INC.

                                  By:/s/ John W. Hesse
                                     --------------------------------------
                                     Name: John W. Hesse
                                     Title:

ACKNOWLEDGED AND AGREED:

HELLER FINANCIAL, INC.

By: /s/ Dennis R. Robleski
    -------------------------------
Name:  Dennis R. Robleski
Title: Senior Vice President

Date:  October 21, 1998

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